Exhibit 10.9

Notice of Grant of Director Restricted Stock Unit Award

and

Terms and Conditions of Director Restricted Stock Unit Award

Director:	[Name]	Award Number:	[_________]
	[Address]	Plan:	2020 Plan
	[Address]	ID:	[_________]

Effective [___________] (the “Award Date”), you (the “Director”) have been granted an award (the “Award”) of [________]1 restricted stock units with respect to the Common Stock of Lantronix, Inc. (the “Corporation”).

[The Award will become vested as to 50% of the total number of restricted stock units subject to the Award on each of (i) the date that is six months after the Award Date and (ii) the earlier to occur of (a) the first anniversary of the Award Date and (b) the day immediately preceding the date of the first annual meeting of the Corporation’s stockholders at which one or more members of the Corporation’s Board of Directors are to be elected that occurs in the year following the year in which the Award Date occurs.1, 2]

By your signature and the Corporation’s signature below, you and the Corporation agree that the Award is granted under and governed by the terms and conditions of the Corporation's 2020 Performance Incentive Plan (the “Plan”) and the Terms and Conditions of Director Restricted Stock Unit Award (the “Terms”), which are attached and incorporated herein by this reference. This Notice of Grant of Director Restricted Stock Unit Award, together with the Terms, will be referred to as your Award Agreement. The Award has been granted to you in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to you. Capitalized terms are defined in the Plan if not defined herein or in the Terms. You acknowledge receipt of a copy of the Terms, the Plan and the Prospectus for the Plan.

___________________________________________________	_______________________________
Lantronix, Inc.	Date

___________________________________________________	_______________________________
[Director Name]	Date

____________________

1 Subject to adjustment under Section 7.1 of the Plan.

2 Subject to early termination under Section 5 of the Terms and Section 7.2 of the Plan.

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LANTRONIX, INC.

2020 PERFORMANCE INCENTIVE PLAN

TERMS AND CONDITIONS OF DIRECTOR RESTRICTED STOCK UNIT AWARD

1.      General. These Terms and Conditions of Director Restricted Stock Unit Award (these “Terms”) apply to a particular grant of restricted stock units (the “Award”) under the Lantronix, Inc. 2020 Performance Incentive Plan (the “Plan”) if incorporated by reference in the Notice of Grant of Director Restricted Stock Unit Award (the “Notice”) corresponding to that particular award. Capitalized terms used in these Terms are used as defined in the Notice or, if not defined in the Notice, as defined in the Plan.

The Award has been granted to the Director in addition to, and not in lieu of, any other form of compensation otherwise payable or to be paid to the Director. The Notice and these Terms are collectively referred to as the “Award Agreement” applicable to the Award.

As used in this Award Agreement, the term “stock unit” means a non-voting unit of measurement which is deemed for bookkeeping purposes to be equivalent to one outstanding share of the Corporation’s Common Stock (subject to adjustment as provided in Section 7.1 of the Plan) solely for purposes of the Plan and this Award Agreement. The Stock Units shall be used solely as a device for the determination of the payment to eventually be made to the Director if such Stock Units vest pursuant to this Award Agreement. The Stock Units shall not be treated as property or as a trust fund of any kind.

2.      Vesting; Continuance of Service Required; Change in Control; No Service Commitment. Subject to Section 6 below, the Stock Units subject to the Award shall vest and become nonforfeitable in accordance with the Vesting Schedule set forth in the Notice. The Vesting Schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable installment of the Award and the rights and benefits under this Award Agreement. Service for only a portion of the vesting period, even if a substantial portion, will not entitle the Director to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of services as provided in Section 6 below.

Notwithstanding any other provision to the contrary contained herein or in the Plan, upon the occurrence of a Change in Control (as defined in Exhibit A hereto), the Award, to the extent then outstanding and unvested, shall accelerate and become fully vested as of (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) the date of the Change in Control.

Nothing contained in this Award Agreement (including the Notice) or the Plan constitutes a continued service commitment by the Corporation or interferes with the right of the Corporation to increase or decrease the compensation of the Director from the rate in existence at any time.

3.      Dividend and Voting Rights.

(a)   Limitations on Rights Associated with Units. The Director shall have no rights as a stockholder of the Corporation, no dividend rights (except as expressly provided in Section 3(b) with respect to dividend equivalent rights) and no voting rights, with respect to the Stock Units and any shares of Common Stock underlying or issuable in respect of such Stock Units until such shares of Common Stock are actually issued to and held of record by the Director. No adjustments will be made for dividends or other rights of a holder for which the record date is prior to the date of issuance of such shares.

(b)   Dividend Equivalent Rights Distributions. As of any date that the Corporation pays a cash dividend on its Common Stock, the Corporation shall credit the Director with an additional number of Stock Units equal to (i) the per share cash dividend paid by the Corporation on its Common Stock on such date, multiplied by (ii) the total number of Stock Units (including any dividend equivalents previously credited hereunder) (with such total number adjusted pursuant to Section 7.1 of the Plan) subject to the Award as of the related dividend payment record date, divided by (iii) the fair market value of a share of Common Stock on the date of payment of such dividend. Any Stock Units credited pursuant to the foregoing provisions of this Section 3(b) shall be subject to the same vesting, payment and other terms, conditions and restrictions as the original Stock Units to which they relate. No crediting of Stock Units shall be made pursuant to this Section 3(b) with respect to any Stock Units which, as of such record date, have either been paid pursuant to Section 5 or terminated pursuant to Section 6.

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4.      Restrictions on Transfer. Neither the Award, nor any interest therein or amount or shares payable in respect thereof may be sold, assigned, transferred, pledged or otherwise disposed of, alienated or encumbered, either voluntarily or involuntarily, except as set forth in Section 5.6 of the Plan.

5.      Timing and Manner of Payment of Stock Units. On or as soon as administratively practical following each vesting of the applicable portion of the total Award pursuant to this Award Agreement or Section 7.2 of the Plan (and in all events not later than two and one-half months after the applicable vesting date), the Corporation shall deliver to the Director a number of shares of Common Stock (either by delivering one or more certificates for such shares or by entering such shares in book entry form, as determined by the Corporation in its discretion) equal to the number of Stock Units subject to this Award that vest on the applicable vesting date, unless such Stock Units terminate prior to the given vesting date pursuant to Section 6. Fractional share interests may, in the Corporation’s discretion, be disregarded or settled in cash. The Corporation’s obligation to deliver shares of Common Stock or otherwise make payment with respect to vested Stock Units is subject to the condition precedent that the Director or other person entitled under the Plan to receive any shares with respect to the vested Stock Units deliver to the Corporation any representations or other documents or assurances required pursuant to Section 8.1 of the Plan. The Director shall have no further rights with respect to any Stock Units that are paid or that terminate pursuant to Section 6.

6.      Effect of Termination of Service. The Director’s Stock Units shall terminate to the extent such units have not become vested prior to the first date the Director is no longer a member of the Board, regardless of the reason for the termination of the Director’s service as a Board member (the last day that the Director provides services as a director is referred to as the Director’s “Severance Date”). If any unvested Stock Units are terminated hereunder, such Stock Units shall automatically terminate and be cancelled as of the applicable Severance Date without payment of any consideration by the Corporation and without any other action by the Director, or the Director’s beneficiary or personal representative, as the case may be.

7.      Adjustments Upon Specified Events. Upon the occurrence of certain events relating to the Corporation’s stock contemplated by Section 7.1 of the Plan, the Administrator shall make adjustments in accordance with such section in the number of Stock Units then outstanding and the number and kind of securities that may be issued in respect of the Award. No such adjustment shall be made with respect to any cash dividend for which dividend equivalents are credited pursuant to Section 3(b).

8.      Tax Withholding. Subject to Section 8.1 of the Plan, upon any distribution of shares of Common Stock in respect of the Stock Units, the Corporation shall automatically reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of whole shares, valued at their then fair market value, to satisfy any withholding obligations of the Corporation or its Subsidiaries with respect to such distribution of shares. In the event that the Corporation cannot legally satisfy such withholding obligations by such reduction of shares, or in the event of a cash payment or any other withholding event in respect of the Stock Units, the Corporation (or a Subsidiary) shall be entitled to require a cash payment by or on behalf of the Director and/or to deduct from other compensation payable to the Director any sums required by federal, state or local tax law to be withheld with respect to such distribution or payment.

9.      Notices. Any notice to be given under the terms of this Award Agreement shall be in writing and addressed to the Corporation at its principal office to the attention of the Secretary, and to the Director at the Director’s last address reflected on the Corporation’s records, or at such other address as either party may hereafter designate in writing to the other. Any such notice shall be given only when received, but if the Director is no longer a member of the Board, shall be deemed to have been duly given by the Corporation when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified, and deposited (postage and registry or certification fee prepaid) in a post office or branch post office regularly maintained by the United States Government.

10.  Plan. The Award and all rights of the Director under this Award Agreement are subject to the terms and conditions of the provisions of the Plan, incorporated herein by reference. The Director agrees to be bound by the terms of the Plan and this Award Agreement (including the Notice). The Director acknowledges having read and understanding the Plan, the Prospectus for the Plan, and this Award Agreement (including the Notice). Unless otherwise expressly provided in other sections of this Award Agreement, provisions of the Plan that confer discretionary authority on the Board or the Administrator do not (and shall not be deemed to) create any rights in the Director unless such rights are expressly set forth herein or are otherwise in the sole discretion of the Board or the Administrator so conferred by appropriate action of the Board or the Administrator under the Plan after the date hereof.

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11.  Entire Agreement. This Award Agreement (including the Notice) and the Plan together constitute the entire agreement and supersede all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. The Plan and this Award Agreement (including the Notice) may be amended pursuant to Section 8.6 of the Plan. Such amendment must be in writing and signed by the Corporation. The Corporation may, however, unilaterally waive any provision hereof in writing to the extent such waiver does not adversely affect the interests of the Director hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

12.  Limitation on Director’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Award Agreement (including the Notice) creates only a contractual obligation on the part of the Corporation as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Director shall have only the rights of a general unsecured creditor of the Corporation with respect to amounts credited and benefits payable, if any, with respect to the Stock Units, and rights no greater than the right to receive the Common Stock as a general unsecured creditor with respect to Stock Units, as and when payable hereunder.

13.  Counterparts; Electronic Signature. This Award Agreement may be signed and/or transmitted in one or more counterparts by facsimile, e-mail of a .PDF, .TIF, .GIF, .JPG or similar attachment or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart, and that any such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s hand-written signature. To the extent a party signs this Award Agreement using electronic signature technology, by clicking “sign,” “accept,” or similar acknowledgement of acceptance, such party is signing this Award Agreement electronically, and electronic signatures appearing on this Award Agreement (or entered as to this Award Agreement using electronic signature technology) shall be treated, for purposes of validity, enforceability and admissibility, the same as hand-written signatures.

14.  Section Headings. The section headings of this Award Agreement are for convenience of reference only and shall not be deemed to alter or affect any provision hereof.

15.  Governing Law. This Award Agreement (including the Notice) shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to conflict of law principles thereunder. The Director does not have to accept the Award. If the Director does not agree to the terms of the Award, the Director should promptly return this Award Agreement to the Corporation’s Stock Plan Administrator indicating that the Director does not wish to accept the Award, and the Stock Units will be cancelled.

16.  Construction. It is intended that the terms of the Award will not result in the imposition of any tax liability pursuant to Section 409A of the Code. This Award Agreement (including the Notice) shall be construed and interpreted consistent with that intent.

17.  Clawback Policy. The Stock Units are subject to the terms of the Corporation’s recoupment, clawback or similar policy as it may be in effect from time to time, as well as any similar provisions of applicable law, any of which could in certain circumstances require repayment or forfeiture of the Stock Units or any shares of Common Stock or other cash or property received with respect to the Stock Units (including any value received from a disposition of the shares acquired upon payment of the Stock Units).

18.  No Advice Regarding Grant. The Director is hereby advised to consult with his or her own tax, legal and/or investment advisors with respect to any advice the Director may determine is needed or appropriate with respect to the Stock Units (including, without limitation, to determine the foreign, state, local, estate and/or gift tax consequences with respect to the Award). Neither the Corporation nor any of its officers, directors, affiliates or advisors makes any representation (except for the terms and conditions expressly set forth in this Award Agreement, including the Notice) or recommendation with respect to the Award. Except for the withholding rights set forth in Section 8 above, the Director is solely responsible for any and all tax liability that may arise with respect to the Award.

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EXHIBIT A

“Change in Control” means the occurrence of any of the following events:

(i)       A change in the ownership of the Corporation which occurs on the date that any one person, or more than one person acting as a group, (“Person”) acquires ownership of the stock of the Corporation that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Corporation; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Corporation will not be considered a Change in Control; or

(ii)       A change in the effective control of the Corporation which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to effectively control the Corporation, the acquisition of additional control of the Corporation by the same Person will not be considered a Change in Control; or

(iii)       A change in the ownership of a substantial portion of the Corporation’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Corporation’s assets: (A) a transfer to an entity that is controlled by the Corporation’s stockholders immediately after the transfer, or (B) a transfer of assets by the Corporation to: (1) a stockholder of the Corporation (immediately before the asset transfer) in exchange for or with respect to the Corporation’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Corporation, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Corporation, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition of Change in Control, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Corporation. Notwithstanding the foregoing, a transaction shall not be deemed a Change in Control unless the transaction qualifies as a change in the ownership of the Corporation, change in the effective control of the Corporation or a change in the ownership of a substantial portion of the Corporation’s assets, each within the meaning of Section 409A of the Code and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

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